Q1 2017 Earnings Call

Cautionary Statement Regarding Forward-Looking Statements Forward Looking Statements: Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to, (1) guidance and expectations for the second quarter and full year 2017, including statements regarding expected comparable sales, e-commerce sales, store performance, effective tax rates, interest expense, net income, adjusted net income, diluted earnings per share, adjusted diluted earnings per share, and capital expenditures, (2) statements regarding expected store openings, store closures, and gross square footage, and (3) statements regarding the Company's future plans and initiatives, including, but not limited to, results expected from such initiatives. Forward looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (3) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including, our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (4) competition from other retailers; (5) customer traffic at malls, shopping centers, and at our stores and online; (6) our dependence on a strong brand image; (7) our ability to develop and maintain a relevant and reliable omni-channel experience for our customers; (8) the failure or breach of information systems upon which we rely; (9) our ability to protect customer data from fraud and theft; (10) our dependence upon third parties to manufacture all of our merchandise; (11) changes in the cost of raw materials, labor, and freight; (12) supply chain or other business disruption; (13) our dependence upon key executive management; (14) our ability to achieve our strategic objectives, including improving profitability through a balanced approach to growth, increasing brand awareness and elevating our customer experience, transforming and leveraging information technology systems, and investing in the growth and development of our people; (15) our substantial lease obligations; (16) our reliance on third parties to provide us with certain key services for our business; (17) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (18) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (19) restrictions imposed on us under the terms of our asset-based loan facility; (20) impairment charges on long-lived assets; and (21) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward looking statement as a result of new information, future events, or otherwise, except as required by law. 2

♦ One of the largest specialty retail apparel companies with ~$2.2 billion in annual sales ♦ Strong and enduring brand, uniquely positioned within industry with solid financial fundamentals ♦ Focused on improving profitability through balanced growth and cost savings ♦ Strong, tenured leadership team Sales Profile Footprint 3 ♦ Iconic dual-gender lifestyle brand appealing to 20-30 year olds ♦ Balanced assortment of core styles and the latest fashions ♦ Address fashion needs across multiple wearing occasions ♦ Quality products at an attractive value ♦ 635 company operated stores across the U.S. and Puerto Rico ♦ E-commerce and mobile platform ♦ 18 international franchise locations in Latin America 3 Express Overview 1. For the fiscal year ended January 28, 2017. 2. Excludes “other revenue” of $41 million. 3. As of April 29, 2017, excluding 17 Canada stores that will close in June 2017.

4 Key Q1 Achievements ♦ Earnings per share was in line with our guidance ♦ E-commerce sales were very strong, increasing 27% to nearly $100 million dollars and accounting for 21% of sales, up from 15% in the prior year period ♦ Further optimized our store base, with 5 outlet store openings, 9 retail store closures, and the announcement to exit Canada and close 17 stores in June 2017 ♦ Remain on track to deliver $20 million in cost savings in 2017 and a total of $44 to $54 million dollars over the 2016 to 2019 period ♦ Increased marketing effectiveness with Spring brand campaign and Karlie Kloss by Express product launch and live fashion show event ♦ Relaunch of Express NEXT customer loyalty program continued with in-store sign-ups exceeding plan ♦ On track with omni-channel initiatives (“ship from store” pilot in May 2017 and “buy online, pickup in store” pilot in Q3 2017) ♦ Operating cash flow improved $17 million year-over-year

♦ We are focused on generating long-term value for our stockholders through the following strategic objectives: 1. Improving profitability through a balanced approach to growth 2. Increasing brand awareness and elevating our customer experience 3. Transforming and leveraging information technology systems 4. Investing in the growth and development of our people 5 Strategic Objectives

6 Improving Profitability 1. Increasing the productivity of our existing stores  Telling more defined fashion stories  Ensuring offerings are clear and cohesive across lifestyles 2. Optimizing our retail store footprint and opening new outlet stores  Investing in stores that achieve a strong return on investment  Continuing conversion of select mall stores to outlets 3. Growing our e-commerce and omni-channel capabilities  Expanding product assortment, further enhancing mobile experience, launching “ship from store,” and piloting “buy online, pick up in store” 4. Significant cost savings initiatives  Aggressively managing costs across all areas of the business  Taking a more conservative approach to capital spending

Q1 2017 Results

8 Q1 2017 Financial Performance $ in millions Net Sales EPS  Net sales -7%  Comparable sales -10%  E-commerce sales +27%  Q1 2017 GAAP EPS of ($0.06) includes a net negative $0.03 per share impact related to certain discrete tax items and the exit of Canada  Q1 2016 GAAP EPS of $0.16 includes a $0.09 per diluted share impact from non-core expenses related to the amendment of the Times Square Flagship store lease • Earnings per share in line with guidance • E-commerce sales increased 27%, accounting for 21% of net sales vs. 15% last year • SG&A declined by 4% to $130 million, despite a $5 million increase in depreciation expense Key Highlights

9 Q1 2017 Balance Sheet and Cash Flow $ in millions Cash Operating Cash Flow  No debt outstanding  Untapped revolver of $250M  Inventory $287M, +2% Y/Y • Healthy balance sheet with more than $190 million in cash and no debt • Positive year-over-year trend in operating cash flow • Conservative approach to capital spending going forward $ in millions Key Highlights

2017 Financial Guidance

♦ We expect our sales and margin performance to improve during the balance of the year  Traffic in the mall continues to be a headwind and we expect the retail environment will remain promotional ♦ Our key 2017 initiatives remain consistent with our long-term objectives and include:  Improving the fashion clarity in our stores through reduced choice counts  Improving the effectiveness of our marketing investment with a new brand campaign  Introducing compelling new products and improving upon key existing categories  Relaunching our customer loyalty program  Capitalizing on our new IT systems, including implementing additional omni-channel initiatives  Managing our overall cost structure and optimizing our store footprint 11 2017 Outlook

12 2017 Financial Guidance Guidance as of June 1, 2017 Q2 2017 FY 2017 Comparable Sales Negative mid single digits Negative low single digits Interest Expense, Net $0.7 million $3 million Effective Tax Rate Approximately 31% Approximately 41% Net Income ($19) to ($16) million $16 to $22 million (1) Adj ted Net Income ($2) to $1 million $32 to $38 million (2) Diluted EPS ($0.24) to ($0.20) $0.21 to $0.28 (1) Adjusted Diluted EPS ($0.03) to $0.01 $0.41 to $0.48 (2) 78.8 million 79.1 million Capital Expenditures N/A $62 to $67 million Weighted Average Diluted Shares 1. The Company's full year 2017 GAAP net income and diluted EPS guidance includes a net negative $14 to $18 million, or $0.18 to $0.23 per share, impact from the exit of Canada and a net negative $0.04 per share impact related to discrete tax items incurred in the first quarter of 2017. 2. The Company's full year 2017 non-GAAP adjusted net income and adjusted diluted EPS guidance includes a negative $3 million, or $0.04 per share, impact incurred in the first quarter of 2017 related to discrete tax items and excludes a negative $14 to $18 million, or $0.18 to $0.23 per share, impact from the exit of Canada. This guidance does not take into account any additional non-core items that may occur. Note: Adjusted net income and adjusted diluted EPS are non-GAAP financial measures. Refer to pages 17-19 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

Appendix

14 Projected 2017 Real Estate Activity

15 Our Store Portfolio Net Sq Ft Growth 3% 3% 3% 1% 2% 0% 1% -3% # of Stores 1 Projection for the period ending February 3, 2018. 1

Non-GAAP Reconciliations

Cautionary Statement Regarding Non GAAP Financial Measures Non-GAAP Financial Measures This presentation contains references to adjusted net income and adjusted diluted earnings per share, which are non-GAAP measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP). The Company provides non-GAAP measures when management believes they provide additional useful information to assist stockholders in understanding the Company’s financial results and assessing its prospects for future performance. Management believes adjusted net income and adjusted diluted earnings per share are important indicators of the Company's business performance because they exclude items that may not be indicative of, or are unrelated to, the Company's underlying operating results, and provide a better baseline for analyzing trends in the business. In addition, adjusted diluted earnings per share is used as a performance measure in the Company's executive compensation program for purposes of determining the number of equity awards that are ultimately earned. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. Please refer to pages 18- 19 in this presentation for reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. 17

18 Non-GAAP Reconciliations Q2 2017 Adjusted Net Income and Adjusted EPS 1. The Company's second quarter 2017 GAAP diluted EPS guidance includes a net negative $0.19 to $0.24 per share impact from the exit of Canada. This guidance does not take into account any additional non-core items that may occur. (1)

19 Non-GAAP Reconciliations FY 2017 Adjusted Net Income and Adjusted EPS 1. The Company's full year 2017 GAAP diluted EPS guidance includes a net negative $0.18 to $0.23 per share impact from the exit of Canada and a net negative $0.04 per share impact related to discrete tax items incurred in the first quarter of 2017. 2. The Company's full year 2017 non-GAAP adjusted diluted EPS guidance includes a net negative $0.04 per share impact incurred in the first quarter of 2017 related to discrete tax items and excludes a negative $0.18 to $0.23 per share impact from the exit of Canada. This guidance does not take into account any additional non-core items that may occur. (1) (2)